Exhibit 99.1

IN THE UNITED STATES DISTRICT COURT FOR THE DISTRICT OF DELAWARE PATRICK GORDON, Individually and on Behalf of All Others Similarly Situated, ) ) ) ) ) ) ) ) ) ) ) ) ) ) Plaintiff, Case No. v. CLASS ACTION COMPLAINT FOR VIOLATIONS OF SECTIONS 14(a) AND 20(a) OF THE SECURITIES EXCHANGE ACT OF 1934 RICE ENERGY, INC., ROBERT F. VAGT, DANIEL J. RICE, IV, TOBY Z. RICE, DANIEL J. RICE, III, KATHRYN J. JACKSON, JAMES W. CHRISTMAS and JOHN MCCARTNEY, JURY TRIAL DEMANDED Defendants. Plaintiff Patrick Gordon (“Plaintiff”), by his undersigned attorneys, alleges upon personal knowledge with respect to himself, and upon information and belief based upon, inter alia, the investigation of counsel as to all other allegations herein, as follows: NATURE OF THE ACTION 1. This action is brought as a class action by Plaintiff on behalf of himself and the other public holders of the common stock of Rice Energy, Inc., (“Rice” or the “Company”) against the Company and the members of the Company’s board of directors (collectively, the “Board” or “Individual Defendants,” and, together with Rice, the “Defendants”) for their violations of Sections 14(a) and 20(a) of the Securities Exchange Act of 1934 (the “Exchange Act”), 15 U.S.C. §§ 78n(a), 78t(a), SEC Rule 14a-9, 17 C.F.R. 240.14a-9, and Regulation G, 17 C.F.R. § 244.100, in connection with the proposed merger (the “Proposed Merger”) between Rice and EQT Corporation (“EQT”).

2. On June 19, 2017, the Board caused the Company to enter into an agreement and plan of merger (“Merger Agreement”), pursuant to which each share of Rice common stock will be exchanged for 0.37 shares of EQT common stock and (ii) $5.30 in cash, representing an implied value of $27.04 per share and $6.7 billion in the aggregate (the “Merger Consideration”). 3. On July 27, 2017, in order to convince Rice stockholders to vote in favor of the Proposed Merger, the Board authorized the filing of a materially incomplete and misleading Form S-4 Registration Statement (the “S-4”) with the Securities and Exchange Commission (“SEC”), in violation of Sections 14(a) and 20(a) of the Exchange Act. 4. While Defendants are touting the fairness of the Merger Consideration to the Company’s stockholders in the S-4, they have failed to disclose certain material information that is necessary for stockholders to properly assess the fairness of the Proposed Merger, thereby rendering certain statements in the S-4 false and/or misleading. 5. In particular, the S-4 contains materially incomplete and misleading information concerning: (i) financial projections for the Company and EQT; and (ii) the valuation analyses performed by the Company’s financial advisor, Barclays Capital, Inc. (“Barclays”) in support of their fairness opinion. 6. It is imperative that the material information that has been omitted from the S-4 is disclosed to the Company’s stockholders prior to the forthcoming stockholders vote, so that they can properly exercise their corporate suffrage rights. 7. For these reasons, and as set forth in detail herein, Plaintiff asserts claims against Defendants for violations of Sections 14(a) and 20(a) of the Exchange Act, and Rule 14a-9 and Regulation G, 17 C.F.R. § 244.100.Plaintiff seeks to enjoin Defendants from holding the stockholder vote on the Proposed Merger and taking any steps to consummate the Proposed 2

Merger unless, and until, the material information discussed below is disclosed to Rice stockholders sufficiently in advance of the vote on the Proposed Merger or, in the event the Proposed Merger is consummated, to recover damages resulting from the Defendants’ violations of the Exchange Act. JURISDICTION AND VENUE 8. This Court has subject matter jurisdiction pursuant to Section 27 of the Exchange Act (15 U.S.C. § 78aa) and 28 U.S.C. § 1331 (federal question jurisdiction) as Plaintiff alleges violations of Section 14(a) and 20(a) of the Exchange Act. 9. Personal jurisdiction exists over each Defendant either because the Defendant conducts business in or maintains operations in this District, or is an individual who is either present in this District for jurisdictional purposes or has sufficient minimum contacts with this District as to render the exercise of jurisdiction over Defendant by this Court permissible under traditional notions of fair play and substantial justice. 10. Venue is proper in this District under Section 27 of the Exchange Act, 15 U.S.C. § 78aa, as well as under 28 U.S.C. § 1391, because: (i) the conduct at issue took place and had an effect in this District; (ii) Rice maintains its principal place of business in this District; (iii) a substantial portion of the transactions and wrongs complained of herein, including Defendants’ primary participation in the wrongful acts detailed herein, occurred in this District; and (iv) Defendants have received substantial compensation in this District by doing business here and engaging in numerous activities that had an effect in this District. PARTIES 11. Plaintiff is, and at all relevant times has been, an Rice stockholder. 3

12. Defendant Rice is incorporated in Delaware and maintains its principal executive offices at 2200 Rice Drive, Canonsburg, PA 15317. 13. Individual Defendant Robert F. Vagt has served as Rice’s Chairman since January 2014. 14. Individual Defendant Daniel J. Rice, IV has served as Chief Executive Officer and director of Rice since October 2013. 15. Individual Defendant Toby Z. Rice has served as director of Rice since October 2013. 16. Individual Defendant Daniel J. Rice, III has served as a director of Rice since October 2013. 17. Individual Defendant Kathryn J. Jackson has served as a director of Rice since April 2017. 18. Individual Defendant James W. Christmas has served as a director of Rice since January 2014. 19. Individual Defendant John McCartney has served as a director of Rice since March 2015. 20. The Individual Defendants and Rice may collectively be referred to as “Defendants.” Each of the Individual Defendants herein is sued individually, and as an aider and abettor, as well as in his or her capacity as an officer and/or director of the Company, and the liability of each arises from the fact that he or she has engaged in all or part of the unlawful acts, plans, schemes, or transactions complained of herein. 4

CLASS ACTION ALLEGATIONS 21. Plaintiff brings this class action pursuant to Fed. R. Civ. P. 23 on behalf of himself and the other public stockholders of Rice (the “Class”). Excluded from the Class are Defendants herein and any person, firm, trust, corporation, or other entity related to or affiliated with any Defendant. 22. This action is properly maintainable as a class action because: a. The Class is so numerous that joinder of all members is impracticable. As of July 24, 2017, there were approximately 213,395,392 shares of Rice common stock outstanding, held by hundreds to thousands of individuals and entities scattered throughout the country. The actual number of public stockholders of Rice will be ascertained through discovery; b. There are questions of law and fact that are common to the Class that predominate over any questions affecting only individual members, including the following: i) whether Defendants have misrepresented or omitted material information concerning the Proposed Merger in the S-4 in violation of Section 14(a) of the Exchange Act; ii) whether the Individual Defendants have violated Section 20(a) of the Exchange Act; and iii) whether Plaintiff and other members of the Class will suffer irreparable harm if compelled to vote their shares regarding the Proposed Merger based on the materially incomplete and misleading S-4. 5

c. Plaintiff is an adequate representative of the Class, has retained competent counsel experienced in litigation of this nature, and will fairly and adequately protect the interests of the Class; d. Plaintiff’s claims are typical of the claims of the other members of the Class and Plaintiff does not have any interests adverse to the Class; e. The prosecution of separate actions by individual members of the Class would create a risk of inconsistent or varying adjudications with respect to individual members of the Class, which would establish incompatible standards of conduct for the party opposing the Class; f. Defendants have acted on grounds generally applicable to the Class with respect to the matters complained of herein, thereby making appropriate the relief sought herein with respect to the Class as a whole; and g. A class action is superior to other available methods for fairly and efficiently adjudicating the controversy. SUBSTANTIVE ALLEGATIONS I. The Merger Consideration Appears Inadequate in Light of Rice’s Recent Financial Performance and Growth Prospects 23. Rice is an independent natural gas and oil company. The Company is engaged in the acquisition, exploration and development of natural gas, oil and natural gas liquids (NGL) properties in the Appalachian Basin. The Company conducts its operations through two segments: (i) Exploration and Production, and (ii) Midstream. The Exploration and Production segment is engaged in the acquisition, exploration and development of natural gas, oil and NGLs.The Midstream segment is engaged in the gathering and compression of natural gas, oil and NGL 6 production of, and in the provision of water services to support the well completion activities of, Rice and third parties.1 24. On June 19, 2017, the Company and EQT announced the Proposed Merger in a joint press release which states, in pertinent part: PITTSBURGH--(BUSINESS WIRE) – Jun. 19, 2017 – EQT Corporation (NYSE:EQT) and Rice Energy Inc. (NYSE:RICE) announce that they have entered into a definitive merger agreement under which EQT will acquire all of the outstanding shares of Rice common stock for total consideration of approximately $6.7 billion – consisting of 0.37 shares of EQT common stock and $5.30 in cash per share of Rice common stock. EQT will also assume or refinance approximately $1.5 billion of net debt and preferred equity. The transaction is expected to close in the fourth quarter of 2017, subject to customary closing conditions. “This transaction brings together two of the top Marcellus and Utica producers to form a natural gas operating position that will be unmatched in the industry. Rice has built an outstanding company with an acreage footprint that is largely contiguous to our existing acreage, which will provide substantial synergies and make this transaction significantly accretive in the first year,” said Steve Schlotterbeck, EQT’s president and chief executive officer. “Since the beginning of 2016, we have added more than 485,000 acres to our development portfolio and have achieved significant scale in the core of the Marcellus. We will now shift our focus from acquisitions to integration as we work to drive higher capital efficiency through longer laterals; reduce per unit operating costs through operational and G&A synergies; improve our sales portfolio by expanding access to premium markets; and deliver increased value to our shareholders,” continued Schlotterbeck. Daniel J. Rice IV, chief executive officer, Rice Energy, stated, “Natural gas is the key to a cleaner energy world; and the combination of Rice and EQT – two of the United States’ largest, lowest-cost, and most responsible natural gas producers – creates an unparalleled leader in shale gas development that will benefit the environment and our shareholders for many decades to come.” As the vast majority of the acquired acreage is contiguous with EQT’s existing acreage position, EQT anticipates a 50% increase in average lateral lengths for future wells located in Greene and Washington Counties in Pennsylvania. This same land synergy also complements the infrastructure footprint of EQT Midstream Partners, LP (NYSE:EQM), where growth opportunities are expected through drop-downs and additional organic projects. Already a leading producer in the 1 http://www.reuters.com/finance/stocks/companyProfile?symbol=RICE.N. 7

Appalachian Basin, this acquisition will make EQT the largest natural gas producer in the United States. 25. The Merger Consideration appears inadequate in light of the Company’s recent financial performance and prospects for future growth. Indeed, the Merger Consideration represents an approximate 10 percent discount to the Company’s, pre-merger announcement, 52-week high of $28.78 per share. Moreover, the Company appears to be positioned for future success as it has reported EBITDA growth of 34.35% and 83.70% in 2015 and 2016, respectively. 26. In sum, it appears that Rice is well-positioned for financial growth, and that the Merger Consideration fails to adequately compensate the Company’s stockholders. It is imperative that Defendants disclose the material information they have omitted from the S-4, discussed in detail below, so that the Company’s stockholders can properly assess the fairness of the Merger Consideration for themselves and make an informed decision concerning whether or not to vote in favor of the Proposed Merger. II. The Materially Incomplete and Misleading S-4 27. On July 27, 2017, Defendants caused the S-4 to be filed with the SEC in connection with the Proposed Merger. The S-4 solicits the Company’s stockholders to vote in favor of the Proposed Merger. Defendants were obligated to carefully review the S-4 before it was filed with the SEC and disseminated to the Company’s stockholders to ensure that it did not contain any material misrepresentations or omissions. However, the S-4 misrepresents and/or omits material information that is necessary for the Company’s stockholders to make an informed decision concerning whether to vote in favor of the Proposed Merger, in violation of Sections 14(a) and 20(a) of the Exchange Act. 28. The S-4 fails to provide material information concerning the Company’s financial projections. The S-4 provides projections for certain non-GAAP (Generally Accepted Accounting 8

Principles) financial measures, including EBITDA, Cash Flow From Operations, Capital Expenditures, Adjusted EBITDA, and Adjusted Cash Flow From Operations. S-4, 84-85. Despite disclosing that each of the figures above are non-GAAP measures, the S-4 fails to provide the values of the line items used in their respective calculations. See S-4, 84-85 (defining the non-GAAP financial measures without providing the values of the line items disclosed). Moreover, the S-4 fails to provide a reconciliation of the non-GAAP financial measures to each measures respective most directly comparable GAAP measure. 29. First, the S-4 fails to disclose the values of the line items used to calculate EBITDA, including: (i) earnings, (ii) interest, (iii) taxes, and (iv) depreciation and amortization. Nor does the S-4 provide a reconciliation of EBITDA to the most directly comparable GAAP measure of net income. S-4, 84. 30. Second, the S-4 fails to reconcile Cash Flow From Operations to its most directly comparable GAAP financial measure, or provide the values of the line items used in its calculation, including: (i) interest expense, and (ii) cash taxes. S-4, 84-85. 31. Third, the S-4 fails to reconcile Capital Expenditures to its most directly comparable GAAP financial measure, or provide the values of the line items used in its calculation, including: (i) capital needed for drilling and completion activities, (ii) additions to leasehold, acquisitions and divestitures, and (iii) capital needed for both maintenance and growth of the midstream. S-4, 84-85. 32. Fourth, the S-4 fails to disclose and define the values of the line items used to calculate Adjusted EBITDA. The S-4 notes that “Adjusted EBITDA reflects the EBITDA from the E&P segment, the EBITDA from the RMH segment and the cash distributions earned from the common units, subordinated units and incentive distribution rights Rice owns in RMP.” S-4, 85. 9

However, the S-4 neither accounts for any of the adjustments contemplated above, nor provides a reconciliation of Adjusted EBITDA to the most directly comparable GAAP measure of net income. Id. 33. Fifth, the S-4 fails to disclose and define the values of the line items used to calculate Adjusted Cash Flow From Operations. The S-4 notes that “Adjusted Cash Flow from Operations reflects the Cash Flow from Operations from the E&P segment, the Cash Flow from Operations from the RMH segment and the cash distributions earned from the common units, subordinated units and incentive distribution rights it owns in RMP.” S-4, 85. However, the S-4 neither accounts for any of the adjustments contemplated above, nor provides a reconciliation of Adjusted Cash Flow From Operations to the most directly comparable GAAP measure. Id. 34. Similarly, the S-4 fails to provide material information concerning EQT’s financial projections, which were provided to Rice’s Board and utilized by Barclays in opining that the Merger Consideration was fair to the Company’s stockholders. S-4, 78-79. 35. Specifically, the S-4 discloses certain financial projections for EQT, including EBITDAX and Unlevered Free Cash Flow. However, the S-4 fails to provide the values of the line items used to render their respective calculations. S-4, 81. Additionally, the S-4 fails to reconcile the above metrics to their most directly comparable GAAP measures. 36. With respect to EBITDAX, the S-4 fails to disclose the values of the line items used to calculate EBITDAX, including: (i) earnings, (ii) interest, (iii) taxes, (iv) depreciation and amortization, (v) exploration expense, (vi) unconsolidated upstream EBITDAX, and (vii) distributions from EQT GP Holdings, LP. Id. 37. With respect to Unlevered Free Cash Flow (“UFCF”), the S-4 fails to disclose the values of the line items used to calculate UFCF, including: (i) cash taxes, (ii) capital expenditures, 10

(iii) distributions received vs. earned, (iv) proceeds from the sale of EQT GP Holdings, (v) LP units, (vi) changes in working capital, (vii) restricted stock and stock option expense, (viii) EQT funded portion of indemnity capital expenditures and principal payments received/(paid) on preferred interest. Id. This is particularly material here as stockholders are unable to discern the differences, if any, between UFCF and the undefined, and undisclosed, unlevered after-tax free cash flows as utilized in by Barclays’ Discounted Cash Flow Analysis. See ¶ 49. 38. When a company discloses non-GAAP financial measures in a S-4, the Company must also disclose all projections and information necessary to make the non-GAAP measures not misleading, and must provide a reconciliation (by schedule or other clearly understandable method) of the differences between the non-GAAP financial measure disclosed or released with the most comparable financial measure or measures calculated and presented in accordance with GAAP. 17 C.F.R. § 244.100. 39. Indeed, the SEC has recently increased its scrutiny of the use of non-GAAP financial measures in communications with stockholders. Former SEC Chairwoman, Mary Jo White, recently stated that the frequent use by publicly traded companies of unique company-specific non-GAAP financial measures (as Rice and EQT included in the S-4 here), implicates the centerpiece of the SEC’s disclosures regime: In too many cases, the non-GAAP information, which is meant to supplement the GAAP information, has become the key message to investors, crowding out and effectively supplanting the GAAP presentation. Jim Schnurr, our Chief Accountant, Mark Kronforst, our Chief Accountant in the Division of Corporation Finance and I, along with other members of the staff, have spoken out frequently about our concerns to raise the awareness of boards, management and investors. And last month, the staff issued guidance addressing a number of troublesome practices which can make non-GAAP disclosures misleading: the lack of equal or greater prominence for GAAP measures; exclusion of normal, recurring cash operating expenses; individually tailored non-GAAP revenues; lack of consistency; cherry-picking; and the use of cash per share data. I strongly urge companies to carefully consider this guidance and revisit their approach to non-GAAP 11 disclosures. I also urge again, as I did last December, that appropriate controls be considered and that audit committees carefully oversee their company’s use of non-GAAP measures and disclosures.2 40. The SEC has repeatedly emphasized that disclosure of non-GAAP projections can be inherently misleading, and has therefore heightened its scrutiny of the use of such projections.3 Indeed, on May 17, 2016, the SEC’s Division of Corporation Finance released new and updated Compliance and Disclosure Interpretations (“C&DIs”) on the use of non-GAAP financial measures that demonstrate the SEC’s tightening policy.4 For example, “certain adjustments may violate Rule 100(b) of Regulation G because they cause the presentation of the non-GAAP measure to be misleading. For example, presenting a performance measure that excludes normal, recurring, cash operating expenses necessary to operate a registrant’s business could be misleading.” Id. at Question 100.01. Non-GAAP measures that are presented inconsistently between periods also may be misleading if the change and reason for the change is not disclosed. Id. at Question 100.02. Moreover, companies that utilize the non-GAAP measure “free cash flow” must clearly describe how this measure is calculated and provide a reconciliation. Id. at Question 102.07. 2 Mary Jo White, Keynote Address, International Corporate Governance Network Annual 2 Conference: Focusing the Lens of Disclosure to Set the Path Forward on Board Diversity, Non-GAAP, and Sustainability (June 27, 2016), https://www.sec.gov/news/speech/chair-white-icgn-speech.html. 3 See, e.g., Nicolas Grabar and Sandra Flow, Non-GAAP Financial Measures: The SEC’s 3 Evolving Views, Harvard Law School Forum on Corporate Governance and Financial Regulation (June 24, 2016), https://corpgov.law.harvard.edu/2016/06/24/non-gaap-financial-measures-the-secs-evolving-views/; Gretchen Morgenson, Fantasy Math Is Helping Companies Spin Losses Into Profits, N.Y. Times, Apr. 22, 2016, http://www.nytimes.com/2016/04/24/business/fantasy-math-is-helping-companies-spin-losses-into-profits.html?_r=0. 4 Non-GAAP Financial Measures, Compliance & Disclosure Interpretations, U.S. 4 SECURITIES EXCHANGE COMMISSION (May 17, 2017), AND https://www.sec.gov/divisions/corpfin/guidance /nongaapinterp.htm. 12

41. By causing the dissemination of the S-4 without reconciling the non-GAAP measures with their most comparable GAAP measures, the Defendants have violated Section 14(a) by failing to comply with Regulation G. Moreover, the Defendants have violated Section 14(a) by failing to comply with Rule 14a-9 because the omitted information renders the projections, and accompanying footnotes, set forth on pages 81 and 84-85 of the S-4 materially false and/or misleading. Defendants must correct, as required by the SEC, by providing a reconciliation, and consequently the values of the line items, of each non-GAAP measure to its most directly comparable GAAP measure. If a proxy discloses projections, such projections must be complete and accurate. 42. At the very least, the Company and EQT must disclose the line item projections for the financial metrics that were used to calculated the non-GAAP measures. Such projections are necessary to make the non-GAAP projections included in the S-4 not misleading. Indeed, the Defendants acknowledge that disclosing non-GAAP financial projections may mislead stockholders. For example, in reconciling certain historical financial metrics, the S-4 discloses: “Adjusted EBITDAX should not be considered as an alternative to, or more meaningful than, net income as determined in accordance with GAAP. . . .Rice’s computations of Adjusted EBITDAX may not be comparable to other similarly titled measures of other companies.” S-4, 26. Notwithstanding this acknowledgement, the S-4 fails to provide a reconciliation of the non-GAAP measures included in the Company’s financial projections, which are the financial metrics most important to the Company’s stockholders. 43. Clearly, stockholders would find this information material since the Board’s unanimous recommendation that stockholders vote in favor the Proposed Merger was based, in part, on the following: 13

 The merger would accelerate the unlocking of embedded value within Rice for the benefit of the combined shareholder base.  The combined company would be managed by a team that has demonstrated the ability to execute in a manner necessary for the long-term development of the combined assets, with a strong and extensive operating history and an ability to maximize the value of its assets through long-term development. S-4, 75. 44. The S-4 also omits certain key inputs necessary for stockholders to assess the valuation analyses Barclays performed in support of their fairness opinion, rendering the summaries of such analyses in the S-4 incomplete and misleading. 45. With respect to Barclays’ Discounted Cash Flow Analysis, the S-4 indicates that, Barclays calculated Rice’s estimated enterprise value range by utilizing the Company’s “projected after-tax unlevered free cash flows for the fiscal period from April 1, 2017 through December 31, 2021 based on Rice’s projections[.]” S-4, 109. 46.The S-4, however, fails to disclose the projected values of unlevered, after-tax free cash flows. The S-4 also fails to reconcile after-tax unlevered free cash flows to its most directly comparable GAAP financial measure, or provide the values of the line items used in its calculation, including: (i) tax-affected earnings, (ii) interest, (iii) preferred cash dividend, (iv) tax expense, (v) depreciation and amortization, (vi) capital expenditures, (vii) adjusting for changes in working capital. S-4, 109. As a result of this omitted information, Barclay’s Discounted Cash Flow Analysis of Rice is materially misleading because stockholders are unable to determine whether the adjustments made by Barclays were in fact reasonable. 47. Similarly, the S-4 discloses that Barclays calculated EQT’s estimated enterprise value range by utilizing the Company’s “projected after-tax unlevered free cash flows for the fiscal period from April 1, 2017 through December 31, 2021 based on EQT's projections[.]” S-4, 110. 14

48. The S-4, however, fails to disclose the amount of after-tax unlevered free cash flows Barclays calculated in its analysis, the S-4 also fails to reconcile after-tax unlevered free cash flows to its most directly comparable GAAP financial measure, or provide the values of the line items used in its calculation, including: (i) tax-affected earnings, (ii) interest, (iii) tax expense, (iv) depreciation and amortization, (v) capital expenditures. S-4, 110. Importantly, these unlevered after-tax free cash flows differ from UFCF as contemplated by EQT’s projections. As a result of this omitted information, Barclay’s Discounted Cash Flow Analysis of EQT is materially misleading because stockholders are unable to determine whether the adjustments made by Barclays were in fact reasonable, nor can stockholders determine whether the unlevered after-tax free cash flows utilized by Barclays differs from the UFCF defined under EQT’s financial projections on page 82 of the S-4. 49. The failure to disclose this material information renders Barclays’ opinion that the Proposed Merger was fair, and the enterprise value ranges included in Barclays’s analyses on pages 109-10 of the S-4 materially incomplete and misleading. These key inputs are material to Rice stockholders, and their omission renders Barclays’ Discounted Cash Flow Analyses incomplete and misleading. 50. As a highly-respected professor explained in one of the most thorough law review articles regarding the fundamental flaws with the valuation analyses bankers perform in support of fairness opinions, in a discounted cash flow analysis a banker takes management’s forecasts, and then makes several key choices “each of which can significantly affect the final valuation.” Steven M. Davidoff, Fairness Opinions, 55 Am. U.L. Rev. 1557, 1576 (2006). Such choices include “the appropriate discount rate, and the terminal value…” Id.As Professor Davidoff explains: 15

There is substantial leeway to determine each of these, and any change can markedly affect the discounted cash flow value. For example, a change in the discount rate by one percent on a stream of cash flows in the billions of dollars can change the discounted cash flow value by tens if not hundreds of millions of dollars….This issue arises not only with a discounted cash flow analysis, but with each of the other valuation techniques. This dazzling variability makes it difficult to rely, compare, or analyze the valuations underlying a fairness opinion unless full disclosure is made of the various inputs in the valuation process, the weight assigned for each, and the rationale underlying these choices. The substantial discretion and lack of guidelines and standards also makes the process vulnerable to manipulation to arrive at the “right” answer for fairness. This raises a further dilemma in light of the conflicted nature of the investment banks who often provide these opinions. Id. at 1577-78. 51.The information that has been omitted from Barclays’ financial analyses is clearly material to Rice’s stockholders, considering the Individual Defendants relied upon Barclays’ fairness opinion in recommending that stockholders vote in favor of the proposed merger. See S-4, 76 (“The Rice board considered the financial analysis reviewed and discussed with representatives of Barclays, as well as the oral opinion of Barclays[,] . . . [that] the merger consideration to be offered to the holders of Rice common stock in the merger . . . .”). 52. In sum, the omission of the above-referenced information renders statements in the S-4 materially incomplete and misleading, in contravention of the Exchange Act. Absent disclosure of the foregoing material information prior to the special stockholders meeting to vote on the Proposed Merger, Plaintiff and the other members of the Class will be unable to make a fully-informed decision regarding whether to vote in favor of the Proposed Merger, and they are thus threatened with irreparable harm, warranting the injunctive relief sought herein. 16

COUNT I (Against All Defendants for Violations of Section 14(a) of the Exchange Act and Rule 14a-9 and 17 C.F.R. § 244.100 Promulgated Thereunder) 53. Plaintiff incorporates each and every allegation set forth above as if fully set forth herein. 54. Section 14(a)(1) of the Exchange Act makes it “unlawful for any person, by the use of the mails or by any means or instrumentality of interstate commerce or of any facility of a national securities exchange or otherwise, in contravention of such rules and regulations as the Commission may prescribe as necessary or appropriate in the public interest or for the protection of investors, to solicit or to permit the use of his name to solicit any proxy or consent or authorization in respect of any security (other than an exempted security) registered pursuant to section 78l of this title.” 15 U.S.C. § 78n(a)(1). 55. Rule 14a-9, promulgated by the SEC pursuant to Section 14(a) of the Exchange Act, provides that S-4 communications with stockholders shall not contain “any statement which, at the time and in the light of the circumstances under which it is made, is false or misleading with respect to any material fact, or which omits to state any material fact necessary in order to make the statements therein not false or misleading.” 17 C.F.R. § 240.14a-9. 56. SEC Regulation G has two requirements: (1) a general disclosure requirement; and (2) a reconciliation requirement. The general disclosure requirement prohibits “mak[ing] public a non-GAAP financial measure that, taken together with the information accompanying that measure, contains an untrue statement of a material fact or omits to state a material fact necessary in order to make the presentation of the non-GAAP financial measure…not misleading.” 17 C.F.R. § 244.100(b). The reconciliation requirement requires an issuer that chooses to disclose a non-GAAP measure to provide a presentation of the “most directly comparable” GAAP measure, and 17 a reconciliation “by schedule or other clearly understandable method” of the non-GAAP measure to the “most directly comparable” GAAP measure. 17 C.F.R. § 244.100(a). As set forth above, the S-4 omits information required by SEC Regulation G, 17 C.F.R. § 244.100. 57. The omission of information from a proxy statement will violate Section 14(a) and Rule 14a-9 if other SEC regulations specifically require disclosure of the omitted information. 58. Defendants have issued the S-4 with the intention of soliciting stockholders support for the Proposed Merger. Each of the Defendants reviewed and authorized the dissemination of the S-4, which fails to provide critical information regarding, amongst other things: (i) financial projections for the Company and EQT; and (ii) the valuation analyses performed Barclays in support of their fairness opinion. 59. In so doing, Defendants made untrue statements of fact and/or omitted material facts necessary to make the statements made not misleading. Each of the Individual Defendants, by virtue of their roles as officers and/or directors, were aware of the omitted information but failed to disclose such information, in violation of Section 14(a).The Individual Defendants were therefore negligent, as they had reasonable grounds to believe material facts existed that were misstated or omitted from the S-4, but nonetheless failed to obtain and disclose such information to stockholders although they could have done so without extraordinary effort. 60. The Individual Defendants knew or were negligent in not knowing that the S-4 is materially misleading and omits material facts that are necessary to render it not misleading. The Individual Defendants undoubtedly reviewed and relied upon the omitted information identified above in connection with their decision to approve and recommend the Proposed Merger; indeed, the S-4 states that Barclays reviewed and discussed its financial analyses with the Board, and further states that the Board considered both the financial analyses provided by Barclays as well 18 as its fairness opinion and the assumptions made and matters considered in connection therewith. 61. The Individual Defendants knew or were negligent in not knowing that the material information identified above has been omitted from the S-4, rendering the sections of the S-4 identified above to be materially incomplete and misleading. Indeed, the Individual Defendants were required to review Barclays’ analyses in connection with their receipt of the fairness opinion, question Barclays as to its derivation of fairness, and be particularly attentive to the procedures followed in preparing the S-4 and review it carefully before it was disseminated, to corroborate that there are no material misstatements or omissions. 62. The Individual Defendants were, at the very least, negligent in preparing and reviewing the S-4.The preparation of a proxy statement by corporate insiders containing materially false or misleading statements or omitting a material fact constitutes negligence. The Individual Defendants were negligent in choosing to omit material information from the S-4 or failing to notice the material omissions in the S-4 upon reviewing it, which they were required to do carefully as the Company’s directors. Indeed, the Individual Defendants were intricately involved in the process leading up to the signing of the Merger Agreement and the preparation of the Company’s financial projections. 63. Rice is also deemed negligent as a result of the Individual Defendants’ negligence in preparing and reviewing the S-4. 64. The misrepresentations and omissions in the S-4 are material to Plaintiff and the Class, who will be deprived of their right to cast an informed vote if such misrepresentations and omissions are not corrected prior to the vote on the Proposed Merger. 65. Plaintiff and the Class have no adequate remedy at law. Only through the exercise of this Court’s equitable powers can Plaintiff and the Class be fully protected from the immediate 19 and irreparable injury that Defendants’ actions threaten to inflict. COUNT II (Against the Individual Defendants for Violations of Section 20(a) of the Exchange Act) 66. Plaintiff incorporates each and every allegation set forth above as if fully set forth herein. 67. The Individual Defendants acted as controlling persons of Rice within the meaning of Section 20(a) of the Exchange Act as alleged herein. By virtue of their positions as officers and/or directors of Rice, and participation in and/or awareness of the Company’s operations and/or intimate knowledge of the incomplete and misleading statements contained in the S-4 filed with the SEC, they had the power to influence and control and did influence and control, directly or indirectly, the decision making of the Company, including the content and dissemination of the various statements that Plaintiff contends are materially incomplete and misleading. 68. Each of the Individual Defendants was provided with or had unlimited access to copies of the S-4 and other statements alleged by Plaintiff to be misleading prior to and/or shortly after these statements were issued and had the ability to prevent the issuance of the statements or cause the statements to be corrected. 69. In particular, each of the Individual Defendants had direct and supervisory involvement in the day-to-day operations of the Company, and, therefore, is presumed to have had the power to control or influence the particular transactions giving rise to the Exchange Act violations alleged herein, and exercised the same. The S-4 at issue contains the unanimous recommendation of each of the Individual Defendants to approve the Proposed Merger. They were thus directly involved in preparing this document. 70. In addition, as the S-4 sets forth at length, and as described herein, the Individual 20

Defendants were involved in negotiating, reviewing, and approving the Merger Agreement. The S-4 purports to describe the various issues and information that the Individual Defendants reviewed and considered. The Individual Defendants participated in drafting and/or gave their input on the content of those descriptions. 71. By virtue of the foregoing, the Individual Defendants have violated Section 20(a) of the Exchange Act. 72. As set forth above, the Individual Defendants had the ability to exercise control over and did control a person or persons who have each violated Section 14(a) and Rule 14a-9 by their acts and omissions as alleged herein. By virtue of their positions as controlling persons, these Defendants are liable pursuant to Section 20(a) of the Exchange Act. As a direct and proximate result of Individual Defendants’ conduct, Plaintiff and the Class will be irreparably harmed. 73. Plaintiff and the Class have no adequate remedy at law. Only through the exercise of this Court’s equitable powers can Plaintiff and the Class be fully protected from the immediate and irreparable injury that Defendants’ actions threaten to inflict. PRAYER FOR RELIEF WHEREFORE, Plaintiff prays for judgment and relief as follows: A. Declaring that this action is properly maintainable as a Class Action and certifying Plaintiff as Class Representative and his counsel as Class Counsel; B. Enjoining Defendants and all persons acting in concert with them from proceeding with the stockholders vote on the Proposed Merger or consummating the Proposed Merger, unless and until the Company discloses the material information discussed above which has been omitted from the S-4; C. Directing the Defendants to account to Plaintiff and the Class for all damages 21 sustained as a result of their wrongdoing; D. Awarding Plaintiff the costs and disbursements of this action, including reasonable attorneys’ and expert fees and expenses; E. Granting such other and further relief as this Court may deem just and proper. JURY DEMAND Plaintiff demands a trial by jury on all issues so triable. Dated: August 2, 2017 FARUQI & FARUQI, LLP OF COUNSEL: /s/ Michael Van Gorder Michael Van Gorder (#6214) 20 Montchanin Road, Suite 145 Wilmington, DE 19807 Tel.: (302) 482-3182 Email: mvangorder@faruqilaw.com FARUQI & FARUQI, LLP Nadeem Faruqi James M. Wilson, Jr. 685 Third Ave., 26th Fl. New York, NY 10017 Telephone: (212) 983-9330 Email: nfaruqi@faruqilaw.com Email: jwilson@faruqilaw.com Counsel for Plaintiff Counsel for Plaintiff 22

CERTIFICATION OF PROPOSED LEAD PLAINTIFF I, Patrick Gordon ("Plaintiff"), declare, as to the claims asserted under the federal securities laws, that: 1. Plaintiff has reviewed a draft complaint against Rice Energy Inc. ("Rice") and its board of directors and has authorized the filing of a complaint substantially similar to the one I reviewed. 2. Plaintiff selects Faruqi & Faruqi, LLP and any firm with which it affiliates for the purpose of prosecuting this action as my counsel for purposes of prosecuting my claim against defendants. 3. Plaintiff did not purchase the security that is the subject of the complaint at the direction of Plaintiff's counsel or in order to participate in any private action arising under the federal securities laws. 4. Plaintiff is willing to serve as a representative party on behalf of a class, including providing testimony at deposition and trial, if necessary. 5. Plaintiff's transactions in Rice securities that are the subject of the complaint during the class period specified in the complaint are set forth in the chart attached hereto. 6. In the past three years, Plaintiff has not sought to serve nor has served as a representative party on behalf of a class in an action filed under the federal securities laws, except as specified below: 7. Plaintiff will not accept any payment for serving as a representative party on behalf of a class beyond plaintiff's pro rata share of any recovery, except such reasonable costs and expenses (including lost wages) directly relating to the representation of the Class as ordered or approved by the Court. I declare under penalty of perjury under the laws of the United States that the foregoing information is correct to the best of my knowledge. Signed this 31st day of July 2017. Patrick Gordon

Transaction (Purchase or Sale) Trade Date Quantity Purchase 01131117 100

JS 44 (Rev. 06/17)

CIVIL COVER SHEET

The JS 44 civil cover sheet and the information contained herein neither replace nor supplement the filing and service of pleadings or other papers as required by law, except as provided by local rules of court. This form, approved by the Judicial Conference of the United States in September 1974, is required for the use of the Clerk of Court for the purpose of initiating the civil docket sheet. *(SEE INSTRUCTIONS ON NEXT PAGE OF THIS FORM.)*

I. (a) PLAINTIFFS

Gordon, Patrick

(b) County of Residence of First Listed Plaintiff: Kings County, NY
(EXCEPT IN U.S. PLAINTIFF CASES)

(c) Attorneys *(Firm Name, Address, and Telephone Number)*
Faruqi & Faruqi, LLP
20 Montchanin Road, Suite 145, Wilmington, DE 19807
(302) 482-3182

DEFENDANTS

Rice Energy, Inc., Vagt, Robert F., Rice, IV, Daniel J., Rice, Toby Z., Rice, III, Daniel J., Jackson, Kathryn J., Christmas, James W., and McCartney, John

County of Residence of First Listed Defendant: Washington County, PA
(IN U.S. PLAINTIFF CASES ONLY)

NOTE: IN LAND CONDEMNATION CASES, USE THE LOCATION OF THE TRACT OF LAND INVOLVED.

Attorneys *(If Known)*

II. BASIS OF JURISDICTION *(Place an "X" in One Box Only)*

- ☐ 1 U.S. Government Plaintiff
- ☒ 3 Federal Question *(U.S. Government Not a Party)*
- ☐ 2 U.S. Government Defendant
- ☐ 4 Diversity *(Indicate Citizenship of Parties in Item III)*

III. CITIZENSHIP OF PRINCIPAL PARTIES *(Place an "X" in One Box for Plaintiff and One Box for Defendant)* *(For Diversity Cases Only)*

	PTF	DEF		PTF	DEF
Citizen of This State	☐ 1	☐ 1	Incorporated *or* Principal Place of Business In This State	☐ 4	☐ 4
Citizen of Another State	☐ 2	☐ 2	Incorporated *and* Principal Place of Business In Another State	☐ 5	☐ 5
Citizen or Subject of a Foreign Country	☐ 3	☐ 3	Foreign Nation	☐ 6	☐ 6

IV. NATURE OF SUIT *(Place an "X" in One Box Only)*

Click here for: Nature of Suit Code Descriptions.

CONTRACT
- ☐ 110 Insurance
- ☐ 120 Marine
- ☐ 130 Miller Act
- ☐ 140 Negotiable Instrument
- ☐ 150 Recovery of Overpayment & Enforcement of Judgment
- ☐ 151 Medicare Act
- ☐ 152 Recovery of Defaulted Student Loans (Excludes Veterans)
- ☐ 153 Recovery of Overpayment of Veteran's Benefits
- ☐ 160 Stockholders' Suits
- ☐ 190 Other Contract
- ☐ 195 Contract Product Liability
- ☐ 196 Franchise

REAL PROPERTY
- ☐ 210 Land Condemnation
- ☐ 220 Foreclosure
- ☐ 230 Rent Lease & Ejectment
- ☐ 240 Torts to Land
- ☐ 245 Tort Product Liability
- ☐ 290 All Other Real Property

TORTS

PERSONAL INJURY
- ☐ 310 Airplane
- ☐ 315 Airplane Product Liability
- ☐ 320 Assault, Libel & Slander
- ☐ 330 Federal Employers' Liability
- ☐ 340 Marine
- ☐ 345 Marine Product Liability
- ☐ 350 Motor Vehicle
- ☐ 355 Motor Vehicle Product Liability
- ☐ 360 Other Personal Injury
- ☐ 362 Personal Injury - Medical Malpractice

PERSONAL INJURY
- ☐ 365 Personal Injury - Product Liability
- ☐ 367 Health Care/ Pharmaceutical Personal Injury Product Liability
- ☐ 368 Asbestos Personal Injury Product Liability

PERSONAL PROPERTY
- ☐ 370 Other Fraud
- ☐ 371 Truth in Lending
- ☐ 380 Other Personal Property Damage
- ☐ 385 Property Damage Product Liability

CIVIL RIGHTS
- ☐ 440 Other Civil Rights
- ☐ 441 Voting
- ☐ 442 Employment
- ☐ 443 Housing/ Accommodations
- ☐ 445 Amer. w/Disabilities - Employment
- ☐ 446 Amer. w/Disabilities - Other
- ☐ 448 Education

PRISONER PETITIONS

Habeas Corpus:
- ☐ 463 Alien Detainee
- ☐ 510 Motions to Vacate Sentence
- ☐ 530 General
- ☐ 535 Death Penalty

Other:
- ☐ 540 Mandamus & Other
- ☐ 550 Civil Rights
- ☐ 555 Prison Condition
- ☐ 560 Civil Detainee - Conditions of Confinement

FORFEITURE/PENALTY
- ☐ 625 Drug Related Seizure of Property 21 USC 881
- ☐ 690 Other

LABOR
- ☐ 710 Fair Labor Standards Act
- ☐ 720 Labor/Management Relations
- ☐ 740 Railway Labor Act
- ☐ 751 Family and Medical Leave Act
- ☐ 790 Other Labor Litigation
- ☐ 791 Employee Retirement Income Security Act

IMMIGRATION
- ☐ 462 Naturalization Application
- ☐ 465 Other Immigration Actions

BANKRUPTCY
- ☐ 422 Appeal 28 USC 158
- ☐ 423 Withdrawal 28 USC 157

PROPERTY RIGHTS
- ☐ 820 Copyrights
- ☐ 830 Patent
- ☐ 835 Patent - Abbreviated New Drug Application
- ☐ 840 Trademark

SOCIAL SECURITY
- ☐ 861 HIA (1395ff)
- ☐ 862 Black Lung (923)
- ☐ 863 DIWC/DIWW (405(g))
- ☐ 864 SSID Title XVI
- ☐ 865 RSI (405(g))

FEDERAL TAX SUITS
- ☐ 870 Taxes (U.S. Plaintiff or Defendant)
- ☐ 871 IRS—Third Party 26 USC 7609

OTHER STATUTES
- ☐ 375 False Claims Act
- ☐ 376 Qui Tam (31 USC 3729(a))
- ☐ 400 State Reapportionment
- ☐ 410 Antitrust
- ☐ 430 Banks and Banking
- ☐ 450 Commerce
- ☐ 460 Deportation
- ☐ 470 Racketeer Influenced and Corrupt Organizations
- ☐ 480 Consumer Credit
- ☐ 490 Cable/Sat TV
- ☒ 850 Securities/Commodities/ Exchange
- ☐ 890 Other Statutory Actions
- ☐ 891 Agricultural Acts
- ☐ 893 Environmental Matters
- ☐ 895 Freedom of Information Act
- ☐ 896 Arbitration
- ☐ 899 Administrative Procedure Act/Review or Appeal of Agency Decision
- ☐ 950 Constitutionality of State Statutes

V. ORIGIN *(Place an "X" in One Box Only)*

- ☒ 1 Original Proceeding
- ☐ 2 Removed from State Court
- ☐ 3 Remanded from Appellate Court
- ☐ 4 Reinstated or Reopened
- ☐ 5 Transferred from Another District *(specify)*
- ☐ 6 Multidistrict Litigation - Transfer
- ☐ 8 Multidistrict Litigation - Direct File

VI. CAUSE OF ACTION

Cite the U.S. Civil Statute under which you are filing *(Do not cite jurisdictional statutes unless diversity)*:
Sections 14(a) and 20(a) of the Securities Exchange Act of 1934, 15 U.S.C. §§ 78n(a), 78t(a)

Brief description of cause:
Violation of Securities Exchange Act in Acquisition of Rice Energy, Inc.

VII. REQUESTED IN COMPLAINT:

☒ CHECK IF THIS IS A CLASS ACTION UNDER RULE 23, F.R.Cv.P.

DEMAND $

CHECK YES only if demanded in complaint:
JURY DEMAND: ☒ Yes ☐ No

VIII. RELATED CASE(S) IF ANY

(See instructions): JUDGE ______ DOCKET NUMBER ______

DATE: 08/02/2017

SIGNATURE OF ATTORNEY OF RECORD: /s/ Michael Van Gorder

FOR OFFICE USE ONLY

RECEIPT # ______ AMOUNT ______ APPLYING IFP ______ JUDGE ______ MAG. JUDGE ______

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